Exhibit 99.2

Diamond Offshore Drilling, Inc. Rig Status Report August 3, 2015 Updated information noted in bold print

RECENT COMMITMENTS (See Body of Report For Contract Details)

Ocean BlackRhino: Extended term

Ocean Summit: Three-month extension

Ocean Guardian: One firm well

Ocean Apex: 18-month term contract

	Water[1] Depth		Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type[2]	Built	Location	Operator	(USD)	Start Date	End Date	Status	3Q15 E	4Q15 E	Comments
									Totals:	152	145

Gulf of Mexico - U.S.
Ocean BlackHawk	12,000	DS 15K DP	2014	US GOM	Anadarko	495,000	late May 2014	mid Jun 2019	5-year term + unpriced option
Ocean BlackHornet	12,000	DS 15K DP	2014	US GOM	Anadarko	495,000	mid Apr 2015	mid Apr 2020	5-year term + unpriced option
Ocean BlackRhino (note 5)	12,000	DS 15K DP	2014	US GOM	Murphy	398,000	late May 2015	late Sep 2016	Extended term
				US GOM	—	—	late Sep 2016	mid Dec 2016	Contract prep and customer acceptance
				US GOM	Hess	400,000	mid Dec 2016	mid Dec 2019	3-year term
Ocean BlackLion	12,000	DS 15K DP	2015	Canary Islands	—	—	Q2 2012	mid Dec 2015	Mobe to GOM via Canary Islands; prep and customer acceptance	92	75	Mobe, acceptance testing
				US GOM	Hess	400,000	mid Dec 2015	mid Dec 2019	4-year term

Gulf of Mexico - Mexico
Ocean Summit (note 6)	300	JU IC	1972	Mexico	Pemex	85,999	mid Sep 2012	late May 2015	985-day term
				Mexico	Pemex	75,000	late May 2015	late Aug 2015	Extension
Ocean Scepter (note 7)	350	JU 15K IC	2008	Mexico	Pemex	115,000	early Jan 2015	early Mar 2016	Remainder of 639-day term at revised rate
Ocean Ambassador (note 7)	1,100	SS	1975	Mexico	Pemex	115,000	early May 2015	early Mar 2016	Remainder of 730-day term at revised rate

North Sea / Mediterranean / W. Africa
Ocean Guardian	1,500	SS 15K	1985	UK	Kinsale Energy	220,000	mid Jul 2015	mid Aug 2015	One firm well
Ocean Patriot	3,000	SS 15K	1983	UK	Shell	400,511	late Oct 2014	late Oct 2017	3-year term
Ocean Valiant	5,500	SS 15K	1988	UK	Premier Oil	320,000	early Jun 2015	early Dec 2015	Two wells + 4 x 1-well options
Ocean Endeavor	10,000	SS 15K	2007	Black Sea	ExxonMobil	521,665	late Jun 2014	late Dec 2015	18-month term (dayrate incl. 50% of potential 6.6% bonus) + 6 x 6-month unpriced options.
Ocean Confidence	10,000	SS 15K DP	2001	Canary Islands	—	—	—	—	Actively marketing

Australasia
Ocean Quest	4,000	SS 15K	1973	Malaysia	—	—	—	—	Actively marketing	0	60	Helideck upgrade
Ocean America	5,500	SS 15K	1988	Australia	Apache / Quadrant	265,000	late May 2015	late Aug 2015	One well
Ocean Apex	6,000	SS 15K	2014	Malaysia	—	—	—	—	Actively marketing
				Australia	Woodside Energy	285,000	Jun 2016	Nov 2017	18-month term, convertible to 24-month @ $270k/day + 1 x 12-month + 2 x 6-month unpriced options
Ocean Rover	8,000	SS 15K	2003	Malaysia	Murphy	465,000	early Mar 2014	early Mar 2016	2-year term
Ocean Monarch	10,000	SS 15K	2008	Singapore	—	—	late Jun 2015	mid Jul 2015	Mobe, contract prep	15		Mobe, contract prep
				Australia	Quadrant / Woodside	410,000	mid Jul 2015	early Oct 2016	15 months of 18-month term + 1 year option
				Australia	Apache / Quadrant	350,000	early Oct 2016	early Jan 2017	(3 months at reduced rate) on 18-month term

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 1 of 3

	Water[1] Depth		Year [3]			Contract Dayrate	Estimated	Estimated		Planned Downtime [4] (For Periods Lasting >10 days)
Rig Name	(feet)	Type[2]	Built	Location	Operator	(USD)	Start Date	End Date	Status	3Q15 E	4Q15 E	Comments
South America
Ocean Alliance	5,250	SS 15K DP	1988	Brazil	Petrobras	367,089	late Jul 2010	mid Jun 2016	6-year term (incl. 50% of potential 15% bonus)
Ocean Victory	5,500	SS 15K	1997	Trinidad	BP	398,000	early May 2015	mid May 2017	2-year term + 1-year unpriced option
Ocean Onyx	6,000	SS 15K	2014	Trinidad	BG International	390,000	mid Apr 2015	early Aug 2015	One well
				Trinidad	BG International	360,000	early Aug 2015	early Oct 2015	One well
Ocean Clipper	7,875	DS 15K DP	1997	Brazil	Petrobras	312,625	late Jan 2015	early Dec 2015	Remainder of 5-year term contract (incl. 50% of potential 5% bonus)+ unpriced option
Ocean Courage	10,000	SS 15K DP	2009	Brazil	Petrobras	567,000	late Feb 2015	late Oct 2015	3-year extension + $112,000 uplift (incl. 50% of potential 6% bonus)	0	10	Maintenance
				Brazil	Petrobras	455,000	late Oct 2015	late Feb 2018	3-year extension
Ocean Valor	10,000	SS 15K DP	2009	Brazil	Petrobras	440,000	early Sep 2011	mid Oct 2015	Remainder of 5-year term
				Brazil	Petrobras	455,000	mid Oct 2015	mid Oct 2018	3-year extension

UNDER CONSTRUCTION
Ocean GreatWhite	10,000	SS 15K DP	2016	S. Korea	—	—	Q3 2013	H2 2016	Hyundai shipyard; commissioning; mobe; acceptance
				Australia	BP	585,000*	H2 2016	H2 2019	3-year term + 2 x 1-year priced options (@ 585,000 + escalations); *Dayrate to increase for customer-requested equipment additions

COLD STACKED
Ocean King	300	JU IC	1973	US GOM	—	—	—	—	Stacked
Ocean Nugget	300	JU IC	1976	US GOM	—	—	—	—	Stacked
Ocean Spur	300	JU IC	1981	Malaysia	—	—	—	—	Stacked
Ocean Titan	350	JU 15K IC	1974	US GOM	—	—	—	—	Stacked
Ocean Nomad	1,200	SS	1975	UK	—	—	—	—	Stacked
Ocean Princess	1,500	SS 15K	1975	UK	—	—	—	—	Stacked
Ocean Vanguard	1,500	SS 15K	1982	UK	—	—	—	—	Stacked
Ocean Lexington (note 8)	2,200	SS	1976	Trinidad	—	—	—	—	Prepare for cold stacking
Ocean General	3,000	SS	1976	Malaysia	—	—	—	—	Stacked
Ocean Star	5,500	SS 15K	1997	US GOM	—	—	—	—	Stacked
Ocean Baroness	8,000	SS 15K	2002	Brazil	—	—	—	—	Demobe to US GOM; prepare for cold stacking	45		Mobe to US GOM

NOTES

(1.) Water Depth refers to the rig’s rated operating water depth capability. Often, rigs are capable of drilling or have drilled in greater water depths.

(2.) Rig Type and capabilities:

JU=Jack-up; SS=Semisubmersible; DS=Drillship; 15K=15,000 PSI Well-Control System; DP=Dynamically Positioned Rig; IC=Independent-Leg Cantilevered Rig.

(3.) Year Built represents when rig was (or is expected to be) built and originally placed in service or year redelivered with significant enhancements that enabled the rig to be classified within a different floater category than when originally constructed.

(4.) Planned Downtime only includes downtime periods that as of this report date are, or have been, planned and estimable and do not necessarily reflect actual downtime experienced. Additional downtime may be experienced in the form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unplanned maintenance and repairs. Survey start times may also be accelerated or delayed for various reasons.

(5.) Before 1 December 2015, Murphy can revert contract term on the Ocean BlackRhino to its previous 265-day duration and pay a lump sum “payback fee” based on a rate of $550,000 per day.

(6.) In May 2015, PEMEX delivered to our subsidiary a notice of termination of the Ocean Summit contract but then rescinded its termination and, in June 2015, our subsidiary and PEMEX renegotiated the contract at a lower dayrate.

(7.) Our subsidiary and PEMEX have renegotiated the contracts for the Ocean Ambassador and the Ocean Scepter at lower dayrates

(8.) In July 2015, PEMEX delivered to us a notice to initiate the rescission of the Ocean Lexington contract, which process is currently underway.

General Notes

Average Utilization: Assume rates of 92% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.

Options should be assumed to be unpriced unless otherwise indicated.

Dayrates exclude amortized revenue related to amounts earned for certain activities, such as mobe, demobe, contract preparation, etc.

Survey Costs: During surveys, normal operating expense will be incurred, plus additional costs.

US GOM=U.S. Gulf of Mexico

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 2 of 3

Diamond Offshore Drilling, Inc. Rig Status Report

Forward-Looking Statements: This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, future contract opportunites and termination rights, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning customer discussions and outcomes thereof, the impact of these and related events on our operations and revenues, rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.